Exhibit 21.1

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.

Name	Jurisdiction
American Financial Exchange L.L.C.	New Jersey
Bala Pointe GP, LLC	Delaware
Bala Pointe Owner LP	Delaware
BCD Acquisitions LLC	Delaware
BCD Property Management LLC	Delaware
BCD Springdale DST Holder LLC	Delaware
BCD TRS Corp.	Delaware
BCD TRS Services LLC	Delaware
BCDPF 1031 Lender LLC	Delaware
BCDPF 1031 Lender Perimeter LLC	Delaware
BCDPF 1031 Lender Preston Sherry LLC	Delaware
BCDPF 1031 Lender Salt Pond LLC	Delaware
BCDPF 1031 Lender Stafford Grove LLC	Delaware
BCDPF 1031 Lender Suniland LLC	Delaware
BCDPF 1031 Lender Yale Village LLC	Delaware
BCDPF Aurora DC Lease Management LLC	Delaware
BCDPF Aurora DC LLC	Delaware
BCDPF Cayco LLC	Delaware
BCDPF Florence Logistics Center LLC	Delaware
BCDPF Juno Winter Park LLC	Delaware
BCDPF Kaiser Business Center LLC	Delaware
BCDPF Railhead DC GP LLC	Delaware
BCDPF Railhead DC LP	Delaware
BCDPF Sterling IC LLC	Delaware
BCDPF The Daley at Shady Grove LLC	Delaware
BCDPF Tri County DC LLC	Delaware
BCDPF Tri County DC II LLC	Delaware
BCDPF Village at Lee Branch LLC	Delaware
BCDPF World Connect Logistics Center LLC	Delaware
BC Exchange Manager LLC	Delaware
BC Exchange Master Tenant LLC	Delaware
BC Exchange Northgate Manager LLC	Delaware
BC Exchange Northgate Master Tenant LLC	Delaware
BC Exchange Northgate TRS LLC	Delaware

Name	Jurisdiction
BC Exchange Perimeter Manager LLC	Delaware
BC Exchange Perimeter Master Tenant LLC	Delaware
BC Exchange Perimeter TRS LLC	Delaware
BC Exchange Preston Sherry Manager LLC	Delaware
BC Exchange Preston Sherry Master Tenant LLC	Delaware
BC Exchange Preston Sherry TRS LLC	Delaware
BC Exchange Salt Pond Manager LLC	Delaware
BC Exchange Salt Pond Master Tenant LLC	Delaware
BC Exchange Salt Pond TRS LLC	Delaware
BC Exchange Stafford Grove Manager LLC	Delaware
BC Exchange Stafford Grove Master Tenant LLC	Delaware
BC Exchange Stafford Grove TRS LLC	Delaware
BC Exchange Suniland Manager LLC	Delaware
BC Exchange Suniland Master Tenant LLC	Delaware
BC Exchange Suniland TRS LLC	Delaware
BC Exchange Vasco Manager LLC	Delaware
BC Exchange Vasco Master Tenant LLC	Delaware
BC Exchange Vasco TRS LLC	Delaware
BC Exchange Williamson Vasco LLC	Delaware
BC Exchange Yale Village Manager LLC	Delaware
BC Exchange Yale Village Master Tenant LLC	Delaware
BC Exchange Yale Village TRS LLC	Delaware
Black Creek Diversified Property Operating Partnership LP	Delaware
Black Creek Exchange LLC	Delaware
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
DCTRT Real Estate Holdco LLC	Delaware
DCTRT REPO Holdco LLC	Delaware
DCTRT Securities Holdco LLC	Delaware
DCTRT Springing Member Inc.	Delaware
DCX Springdale Manager LLC	Delaware
DCX Springdale Master Tenant LLC	Delaware
DCX Springdale TRS LLC	Delaware
Div Cap Bala Pointe 1 General Partnership	Delaware
Dividend Capital Exchange Facilitators LLC	Delaware

Name	Jurisdiction
DPF 1031 Parent LLC	Delaware
DPF 1600 Woodbury Avenue LLC	Delaware
DPF 1618 Woodbury Avenue LLC	Delaware
DPF Beaver Creek GP LLC	Delaware
DPF Beaver Creek LP	Delaware
DPF Cherry Creek LLC	Delaware
DPF Chester LLC	Delaware
DPF CityView GP LLC	Delaware
DPF CityView LP	Delaware
DPF LOC Lender LLC	Delaware
DPF Mashpee LLC	Delaware
DPF Mashpee Manager LLC	Delaware
DPF Palmetto Park Road LLC	Delaware
DPF Sandwich LLC	Delaware
DPF Services LLC	Delaware
DPF Shenandoah Square LLC	Delaware
DPF Venture Corporate Center LLC	Delaware
DPF Weymouth III LLC	Delaware
Plaza X Leasing Associates L.L.C	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Southcape Village, LLC	Massachusetts
TRT 1300 Connecticut Avenue Owner LLC	Delaware
TRT 270 Center Holdings LLC	Delaware
TRT 270 Center Owner LLC	Delaware
TRT Abington LLC	Delaware
TRT Braintree II LLC	Delaware
TRT Flying Cloud Drive LLC	Delaware
TRT Harborside LLC	Delaware
TRT HEB Marketplace GP LLC	Delaware
TRT HEB Marketplace LP	Delaware
TRT Hyannis LLC	Delaware
TRT Kingston II LLC	Delaware
TRT Lender Group, LLC	Delaware
TRT Lending LLC	Delaware

Name	Jurisdiction
TRT Lending Subsidiary I Holdco LLC	Delaware
TRT Lending Subsidiary I LLC	Delaware
TRT Lending Subsidiary II Holdco LLC	Delaware
TRT Lending Subsidiary II LLC	Delaware
TRT Manomet LLC	Delaware
TRT Mansfield LLC	Delaware
TRT Meriden LLC	Delaware
TRT New Bedford LLC	Delaware
TRT NOIP Columbia — Campbellsville LLC	Delaware
TRT Norwell LLC	Delaware
TRT Orleans LLC	Delaware
TRT Saugus LLC	Delaware
TRT Springdale LLC	Delaware
TRT Wareham LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware
BCDPF Village at Lee Branch Lease Management LLC	Delaware
Centerton Square LLC	Delaware
Dividend Jay, LLC	Delaware
DPF 655 Montgomery GP LLC	Delaware
DPF 655 Montgomery LP	Delaware
DPF Brockton Westgate Plaza II LLC	Delaware
DPF Jay JV Owner II LLC	Delaware
DPF Jay Owner LLC	Delaware
DPF Jay Partners	Delaware
DPF Northgate DC Lease Management LLC	Delaware
DPF Rialto GP LLC	Delaware
DPF Rialto LP	Delaware
DPF Shiloh JV Owner II LLC	Delaware
DPF Shiloh Owner LLC	Delaware
DPF Shiloh Partners	Delaware
DPF TRS Holdings I, LLC	Delaware
Mibarev Development I, LLC	Georgia
TRT 1100 Campus Road LLC	Delaware
TRT 1303 Joyce Blvd LLC	Delaware
TRT 1345 Philomena Street GP LLC	Delaware

Name	Jurisdiction
TRT 1345 Philomena Street Limited Partnership	Delaware
TRT 1345 Philomena Street LP LLC	Delaware
TRT 1345 Philomena Street Owner LLC	Delaware
TRT Brockton Eastway Plaza LLC	Delaware
TRT Brockton Westgate Plaza LLC	Delaware
TRT Cohasset LLC	Delaware
TRT Hanover LLC	Delaware
TRT Harwich LLC	Delaware
TRT Holbrook LLC	Delaware
TRT NOIP Dublin GP LLC	Delaware
TRT NOIP Dublin LP	Delaware
TRT NOIP Maple — El Segundo GP LLC	Delaware
TRT NOIP Maple — El Segundo LP	Delaware
TRT Shiloh LLC	Delaware